UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:	811-08459

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
(Exact Name of Registrant as Specified in Charter)

466 Lexington Avenue, New York, New York		10017-3140
(Address of Principal Executive Offices)		(Zip Code)

J. Kevin Gao, Esq. Credit Suisse International Focus Fund, Inc. 466 Lexington Avenue New York, New York 10017-3140
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 875-3500

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 to April 30, 2006

Item 1.                          Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2006

(unaudited)

■  CREDIT SUISSE
INTERNATIONAL FOCUS FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds,
P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares. For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

May 31, 2006

Dear Shareholder:

Performance Summary

11/01/05 – 04/30/06

Fund & Benchmark	Performance
Common Class[1]	20.93%
Advisor Class[1]	20.59%
Class A1,2	20.79%
Class B1,2	20.34%
Class C1,2	20.35%
MSCI EAFE Index – Net Dividends[3]	22.89%
MSCI EAFE Index – Gross Dividends[3]	23.10%

Performance for the Fund's Class A, Class B and Class C Shares is without the maximum sales charge of 5.75%, 4.00% and 1.00%, respectively.2

Market Overview: Across the board rally

The period was a solidly positive one for international equities. Most European stock markets outpaced the US market in local-currency returns, and had even better performance in US dollar terms due to a rise in the European currencies vs. the dollar in the period. Japan continued to rally on evidence that its economy is finally recovering, advancing about 23% in both yen and dollar terms. Emerging markets outpaced developed markets as a group, paced by the "BRIC" economies — Brazil, Russia, India and China — all with gains in excess of 40% in dollar terms.

From a sector standpoint, performance was positive across the board, led by materials, industrials, technology and consumer discretionary stocks. Telecommunications stocks were on average lackluster.

Strategic Review: Strong Asia performance countered by Europe

The Fund participated in the rally in foreign stock markets, though it trailed its benchmarks. Stocks that aided the Fund's return included its industrial and consumer discretionary holdings. Stocks that hindered the Fund's performance, relatively speaking, included its energy and materials holdings. The Fund's overweighting in the telecommunications sector also hampered its relative return. In regional terms, good stock selection in Japan and South Korea drove the Fund's outperformance in Asia, while its European holdings, including those from emerging Europe, collectively underperformed.

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Outlook and Strategy

Given recent strong performance in many international stock markets, some consolidation may be in store, and risks such as high energy prices, a weakening dollar or interest rates being hiked too far bear monitoring. However, on balance, we believe that the backdrop for international equities could remain favorable. Although interest rates have been steadily rising in the US, we think this trend may be near a peak. We also think the US economy can avoid a "hard landing," providing support for growth elsewhere in the world.

At the same time, the economic cycle appears to be picking up in Europe, Japan has been moving out of a deflationary environment, potentially continuing its broadest-based recovery in a decade, and many emerging markets have improving macro fundamentals. China continues to be the growth engine of Asia, as well as a key factor behind the direction of commodity prices.

From a sector perspective, valuations have converged over the past year or so. After many years of the markets favoring value over growth, the sound economic backdrop and comparable stock multiples could seem to favor growth stocks going forward.

We believe that growth opportunities exist in a number of areas. In developed markets, namely Europe and Japan, we have added names in computer software that we think stand to benefit from higher technology spending as legacy systems are upgraded. We have also increased our exposure to beverages and oil services (the latter being a structural growth story within a cyclical sector). We have added several Japanese "mega banks," in the belief they might be beneficiaries of rising interest rates and an improving lending environment in that country. We took advantage of a significant pullback in emerging markets earlier this year to add positions in stocks with potentially strong long-term growth prospects, such as Indian telecommunications and metals and mining companies. Stocks from emerging markets accounted for about 11% of the Fund's assets as of the end of the period.

The Credit Suisse International Equity Team

Emily Alejos

Anne S. Budlong

Nancy Nierman

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

methods. The Fund's 15 largest holdings may account for 40% or more of the Fund's assets. As a result of this strategy, the Fund may be subject to greater volatility than a Fund that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

	1 Year	5 Years	Since Inception	Inception Date
Common Class	25.89%	7.82%	8.32%	3/31/97
Advisor Class	25.24%	—	11.24%	12/24/01
Class A Without Sales Charge	25.53%	—	11.20%	11/30/01
Class A With Maximum Sales Charge	18.34%	—	9.68%	11/30/01
Class B Without CDSC	24.62%	—	10.36%	11/30/01
Class B With Maximum CDSC	20.62%	—	10.36%	11/30/01
Class C Without CDSC	24.62%	—	10.27%	11/30/01
Class C With Maximum CDSC	23.62%	—	10.27%	11/30/01

Average Annual Returns as of April 30, 20061

	1 Year	5 Years	Since Inception	Inception Date
Common Class	34.52%	7.41%	8.84%	3/31/97
Advisor Class	33.76%	—	12.28%	12/24/01
Class A Without Sales Charge	34.22%	—	12.23%	11/30/01
Class A With Maximum Sales Charge	26.50%	—	10.72%	11/30/01
Class B Without CDSC	33.19%	—	11.38%	11/30/01
Class B With Maximum CDSC	29.19%	—	11.38%	11/30/01
Class C Without CDSC	33.14%	—	11.29%	11/30/01
Class C With Maximum CDSC	32.14%	—	11.29%	11/30/01

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers may be discontinued at any time.

2  Total return for Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.75%), was 13.85%. Total return for Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was 16.34%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was 19.35%.

3  The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International, Inc. Effective February 28, 2006 the Fund elected to change the index to the "net dividends" version of the MSCI EAFE Index from the "gross dividends" version of the MSCI EAFE Index. Investors cannot invest directly in an index.

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Fund Return	Common Class	Advisor Class	Class A	Class B	Class C
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,209.30	$1,205.90	$1,207.90	$1,203.40	$1,203.50
Expenses Paid per $1,000*	$8.44	$11.16	$9.80	$13.88	$13.88
Hypothetical 5% Fund Return
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,017.16	$1,014.68	$1,015.92	$1,012.20	$1,012.20
Expenses Paid per $1,000*	$7.70	$10.19	$8.95	$12.67	$12.67
Common	Advisor Class	Class	Class A	Class B	Class C
Annualized Expense Ratios*	1.54%	2.04%	1.79%	2.54%	2.54%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse International Focus Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse International Focus Fund

Schedule of Investments

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS (95.4%)
Belgium (1.0%)
Beverages (1.0%)
InBev NV§	56,187	$2,829,445
TOTAL BELGIUM		2,829,445
Brazil (0.5%)
Metals & Mining (0.5%)
Companhia Vale do Rio Doce ADR*	28,472	1,466,877
TOTAL BRAZIL		1,466,877
Canada (1.1%)
Diversified Telecommunications Services (1.1%)
Rogers Communications, Inc. Class B§	69,100	2,922,359
TOTAL CANADA		2,922,359
Denmark (2.1%)
Pharmaceuticals (2.1%)
Novo Nordisk AS Series B	87,500	5,642,505
TOTAL DENMARK		5,642,505
Egypt (1.4%)
Telecommunications (1.4%)
Orascom Telecom Holding SAE GDR	73,512	3,947,594
TOTAL EGYPT		3,947,594
France (13.8%)
Automobiles (1.2%)
Renault SA§	27,523	3,187,400
Banks (2.5%)
Societe Generale§	44,549	6,789,049
Beverages (0.7%)
Pernod Ricard SA	10,283	1,991,296
Insurance (2.2%)
Axa§	169,234	6,186,974
Median (1.8%)
Lagardere S.C.A.§	58,562	4,829,201
Oil & Gas (2.0%)
Total SA§	19,941	5,494,587
Pharmaceuticals (1.0%)
Sanofi-Aventis§	29,769	2,802,783
Textiles & Apparel (2.4%)
LVMH Moet Hennessy Louis Vuitton SA§	62,810	6,599,216
TOTAL FRANCE		37,880,506

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Germany (6.6%)
Aerospace & Defense (1.5%)
MTU Aero Engines Holding AG*	109,910	$3,984,975
Auto Components (1.7%)
Continental AG§	39,497	4,694,727
Banks (1.0%)
Bayerische Hypo-und Vereinsbank AG*§	83,720	2,844,120
Electric Utilities (1.6%)
E.ON AG*§	34,900	4,239,826
Software (0.8%)
SAP AG	10,357	2,259,284
TOTAL GERMANY		18,022,932
Greece (1.5%)
Diversified Telecommunications Services (1.5%)
Hellenic Telecommunications Organization SA (OTE)*	178,310	3,987,069
TOTAL GREECE		3,987,069
India (1.0%)
Diversified Telecommunications Services (1.0%)
Bharti Tele Ventures, Ltd.*	310,443	2,781,276
TOTAL INDIA		2,781,276
Israel (0.9%)
Pharmaceuticals (0.9%)
Teva Pharmaceutical Industries, Ltd. ADR	62,300	2,523,150
TOTAL ISRAEL		2,523,150
Italy (3.9%)
Banks (2.9%)
SanPaolo IMI SpA§	309,495	5,801,489
UniCredito Italiano SpA§	276,106	2,076,465
		7,877,954
Oil & Gas (1.0%)
Eni SpA	91,442	2,793,946
TOTAL ITALY		10,671,900
Japan (21.4%)
Auto Components (1.2%)
Bridgestone Corp.	137,000	3,320,879
Banks (3.7%)
Mitsubishi UFJ Financial Group, Inc.	257	4,006,193
Mizuho Financial Group, Inc.	717	6,084,910
		10,091,103

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Japan
Chemicals (3.7%)
Kuraray Company, Ltd.§	278,500	$3,422,199
Shin-Etsu Chemical Company, Ltd.	117,800	6,775,391
		10,197,590
Diversified Financials (2.0%)
Daiwa Securities Group, Inc.§	403,000	5,548,847
Electronic Equipment & Instruments (1.5%)
Omron Corp.	151,300	4,201,800
Household Products (1.2%)
Uni-Charm Corp.	55,500	3,169,865
Machinery (2.7%)
Komatsu, Ltd.	341,000	7,249,588
Specialty Retail (2.3%)
Yamada Denki Company, Ltd.	58,200	6,311,830
Trading Companies & Distributors (3.1%)
Mitsubishi Corp.	350,900	8,449,182
TOTAL JAPAN		58,540,684
Luxembourg (1.2%)
Energy Equipment & Services (1.2%)
Stolt Offshore SA*§	199,100	3,239,202
TOTAL LUXEMBOURG		3,239,202
Mexico (1.4%)
Wireless Telecommunication Services (1.4%)
America Movil SA de CV ADR Series L	103,200	3,809,112
TOTAL MEXICO		3,809,112
Netherlands (4.0%)
Banks (2.5%)
ABN AMRO Holding NV§	232,690	6,907,595
Food Products (1.5%)
Royal Numico NV*	87,167	3,944,795
TOTAL NETHERLANDS		10,852,390
Norway (1.2%)
Banks (1.2%)
DNB NOR ASA§	244,300	3,376,726
TOTAL NORWAY		3,376,726
Singapore (1.4%)
Banks (1.4%)
United Overseas Bank, Ltd.§	376,556	3,882,237
TOTAL SINGAPORE		3,882,237

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
South Korea (3.1%)
Machinery (2.1%)
Samsung Heavy Industries Company, Ltd.	236,360	$5,589,352
Oil & Gas (1.0%)
S-Oil Corp.	36,380	2,817,785
TOTAL SOUTH KOREA		8,407,137
Spain (0.7%)
Tobacco (0.7%)
Altadis SA	43,312	2,053,204
TOTAL SPAIN		2,053,204
Sweden (2.1%)
Communications Equipment (1.4%)
Telefonaktiebolaget LM Ericsson§	1,051,000	3,716,499
Machinery (0.7%)
Sandvik AB	30,580	1,983,487
TOTAL SWEDEN		5,699,986
Switzerland (4.3%)
Banks (2.5%)
UBS AG§	59,102	6,916,593
Pharmaceuticals (1.8%)
Novartis AG§	83,458	4,769,713
TOTAL SWITZERLAND		11,686,306
Taiwan (1.3%)
Semiconductor Equipment & Products (1.3%)
MediaTek, Inc.	313,600	3,664,788
TOTAL TAIWAN		3,664,788
Thailand (1.0%)
Banks (0.5%)
Bangkok Bank Public Company, Ltd.	437,300	1,383,576
Oil & Gas (0.5%)
Thai Oil Public Company, Ltd.	770,200	1,383,777
TOTAL THAILAND		2,767,353
United Kingdom (18.5%)
Aerospace & Defense (1.0%)
BAE Systems PLC	356,900	2,699,406
Banks (4.4%)
Barclays PLC	242,740	3,006,525
HSBC Holdings PLC	317,800	5,466,130
Royal Bank of Scotland Group PLC	109,211	3,540,597
		12,013,252

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Beverages (1.5%)
SABMiller PLC	199,573	$4,166,960
Commercial Services & Supplies (1.9%)
Capita Group PLC	162,569	1,378,953
Hays PLC	1,196,020	3,673,574
		5,052,527
Metals & Mining (2.2%)
BHP Billiton PLC	229,069	4,695,765
Vedanta Resources PLC	50,227	1,433,583
		6,129,348
Oil & Gas (2.2%)
BP PLC	499,143	6,081,810
Pharmaceuticals (3.0%)
AstraZeneca PLC	38,562	2,113,509
GlaxoSmithKline PLC	212,037	6,074,085
		8,187,594
Tobacco (1.1%)
Imperial Tobacco Group PLC	94,392	2,916,496
Wireless Telecommunication Services (1.2%)
Vodafone Group PLC	1,416,746	3,340,013
TOTAL UNITED KINGDOM		50,587,406
TOTAL COMMON STOCKS (Cost $179,288,059)		261,242,144
PREFERRED STOCK (0.6%)
Brazil (0.6%)
Metals & Mining (0.6%)
Companhia Vale do Rio Doce ADR (Cost $1,242,027)	38,800	1,725,824
SHORT-TERM INVESTMENTS (29.6%)
State Street Navigator Prime Portfolio§§	71,329,097	71,329,097
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.850%, 5/01/06	$9,880	9,880,000
TOTAL SHORT-TERM INVESTMENTS (Cost $81,209,097)		81,209,097
TOTAL INVESTMENTS AT VALUE (125.6%) (Cost $261,739,183)		344,177,065
LIABILITIES IN EXCESS OF OTHER ASSETS (-25.6%)		(70,225,704)
NET ASSETS (100.0%)		$273,951,361

INVESTMENT ABBREVIATIONS

  ADR  =  American Depositary Receipt

  GDR  =  Global Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Statement of Assets and Liabilities

April 30, 2006 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $71,329,097 (Cost $261,739,183) (Note 2)	$344,177,065[1]
Cash	960
Foreign currency at value (cost $719,406)	723,704
Receivable for investments sold	4,857,305
Dividend and interest receivable	851,630
Receivable for fund shares sold	124,184
Prepaid expenses and other assets	94,222
Total Assets	350,829,070
Liabilities
Advisory fee payable (Note 3)	208,763
Administrative services fee payable (Note 3)	49,755
Shareholder servicing/Distribution fee payable (Note 3)	16,230
Payable upon return of securities loaned (Note 2)	71,329,097
Payable for investments purchased	4,960,946
Payable for fund shares redeemed	83,441
Directors' fee payable	3,609
Other accrued expenses payable	225,868
Total Liabilities	76,877,709
Net Assets
Capital stock, $0.001 par value (Note 6)	17,235
Paid-in capital (Note 6)	275,828,156
Undistributed net investment income	260,302
Accumulated net realized loss on investments and foreign currency transactions	(84,629,721)
Net unrealized appreciation from investments and foreign currency translations	82,475,389
Net Assets	$273,951,361
Common Shares
Net assets	$229,862,304
Shares outstanding	14,456,507
Net asset value, offering price, and redemption price per share	$15.90
Advisor Shares
Net assets	$21,598,199
Shares outstanding	1,363,215
Net asset value, offering price, and redemption price per share	$15.84
A Shares
Net assets	$18,449,445
Shares outstanding	1,157,471
Net asset value and redemption price per share	$15.94
Maximum offering price per share (net asset value/(1-5.75%))	$16.91
B Shares
Net assets	$2,427,341
Shares outstanding	154,504
Net asset value and offering price per share	$15.71
C Shares
Net assets	$1,614,072
Shares outstanding	103,139
Net asset value and offering price per share	$15.65

1  Including $67,891,542 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Statement of Operations

For the Six Months Ended April 30, 2006 (unaudited)

Investment Income (Note 2)
Dividends	$2,283,047
Interest	84,461
Securities lending	88,246
Foreign taxes withheld	(162,601)
Total investment income	2,293,153
Expenses
Investment advisory fees (Note 3)	1,266,392
Administrative services fees (Note 3)	212,727
Shareholder servicing/Distribution fees (Note 3)
Common Class	—
Advisor Class	47,523
Class A	21,797
Class B	10,419
Class C	8,303
Transfer agent fees (Note 3)	285,051
Custodian fees	73,614
Registration fees	42,588
Audit and tax fees	18,063
Printing fees (Note 3)	33,416
Directors' fees	10,632
Insurance expense	4,256
Legal fees	6,066
Commitment fees (Note 4)	3,146
Miscellaneous expense	10,788
Total expenses	2,054,781
Less: advisory fees waived (Note 3)	(21,950)
Net expenses	2,032,831
Net investment income	260,322
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	17,255,057
Net realized loss on foreign currency transactions	(90,619)
Net change in unrealized appreciation (depreciation) from investments	30,987,885
Net change in unrealized appreciation (depreciation) from foreign currency translations	37,366
Net realized and unrealized gain from investments and foreign currency related items	48,189,689
Net increase in net assets resulting from operations	$48,450,011

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
From Operations
Net investment income	$260,322	$2,407,500
Net realized gain on investments and foreign currency transactions	17,164,438	26,270,934
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	31,025,251	16,859,937
Net increase in net assets resulting from operations	48,450,011	45,538,371
From Dividends
Dividends from net investment income
Common Class shares	(1,965,321)	(1,225,276)
Advisor Class shares	(89,571)	(24,355)
Class A shares	(122,467)	(52,794)
Class B shares	(868)	—
Class C shares	(760)	—
Net decrease in net assets resulting from dividends	(2,178,987)	(1,302,425)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	10,171,354	15,735,224
Reinvestment of dividends	2,101,175	1,257,602
Net asset value of shares redeemed	(24,716,348)[1]	(72,962,659)[2]
Net decrease in net assets from capital share transactions	(12,443,819)	(55,969,833)
Net increase (decrease) in net assets	33,827,205	(11,733,887)
Net Assets
Beginning of period	240,124,156	251,858,043
End of period	$273,951,361	$240,124,156
Undistributed net investment income	$260,302	$2,178,967

1  Net of $3,101 of redemption fees retained by the Fund.

2  Net of $6,471 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30,2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002	2001
Per share data
Net asset value, beginning of period	$13.27	$11.12	$9.94	$8.07	$9.59	$14.98
INVESTMENT OPERATIONS
Net investment income	0.02[1]	0.13[1]	0.07[1]	0.07[1]	0.08[1]	0.12
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.74	2.09	1.19	1.85	(1.59)	(3.05)
Total from investment operations	2.76	2.22	1.26	1.92	(1.51)	(2.93)
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	—	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.13)	(0.07)	(0.08)	(0.05)	(0.01)	(0.12)
Distributions from net realized gains	—	—	—	—	—	(2.34)
Total dividends and distributions	(0.13)	(0.07)	(0.08)	(0.05)	(0.01)	(2.46)
Net asset value, end of period	$15.90	$13.27	$11.12	$9.94	$8.07	$9.59
Total return[3]	20.93%	20.00%	12.77%	24.04%	(15.85)%	(23.13)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$229,862	$202,442	$211,788	$222,979	$218,897	$30,657
Ratio of expenses to average net assets	1.54%[4]	1.55%	1.60%	1.60%	1.47%	0.95%
Ratio of net investment income to average net assets	0.27%[4]	1.05%	0.69%	0.84%	0.88%	0.63%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.02%[4]	—	0.05%	0.09%	0.23%	0.66%
Portfolio turnover rate	25%	50%	91%	126%	150%	166%

1  Per share information is calculated using the average shares outstanding method.

2  This represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30,2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.20	$11.06	$9.91	$8.04	$9.67
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.01)	0.06	0.02	0.03	0.04
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.72	2.09	1.17	1.85	(1.67)
Total from investment operations	2.71	2.15	1.19	1.88	(1.63)
REDEMPTION FEES	—	—	—	—	0.00[3]
LESS DIVIDENDS
Dividends from net investment income	(0.07)	(0.01)	(0.04)	(0.01)	—
Net asset value, end of period	$15.84	$13.20	$11.06	$9.91	$8.04
Total return[4]	20.59%	19.48%	12.04%	23.49%	(16.96)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$21,598	$17,848	$20,706	$35,302	$43,395
Ratio of expenses to average net assets	2.04%[5]	2.05%	2.10%	2.10%	1.99%[5]
Ratio of net investment income (loss) to average net assets	(0.23)%[5]	0.55%	0.19%	0.38%	0.47%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.02%[5]	—	0.05%	0.09%	0.24%[5]
Portfolio turnover rate	25%	50%	91%	126%	150%

1  For the period December 24, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30,2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.29	$11.14	$9.97	$8.07	$9.77
INVESTMENT OPERATIONS
Net investment income[2]	0.00[3]	0.10	0.05	0.07	0.07
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.75	2.09	1.18	1.85	(1.77)
Total from investment operations	2.75	2.19	1.23	1.92	(1.70)
LESS DIVIDENDS
Dividends from net investment income	(0.10)	(0.04)	(0.06)	(0.02)	—
Net asset value, end of period	$15.94	$13.29	$11.14	$9.97	$8.07
Total return[4]	20.79%	19.70%	12.40%	23.88%	(17.32)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$18,449	$16,336	$15,740	$16,106	$114
Ratio of expenses to average net assets	1.79%[5]	1.80%	1.85%	1.85%	1.74%[5]
Ratio of net investment income to average net assets	0.02%[5]	0.80%	0.44%	0.79%	0.80%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.02%[5]	—	0.05%	0.09%	0.24%[5]
Portfolio turnover rate	25%	50%	91%	126%	150%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Class B Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30,2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.06	$10.99	$9.85	$8.04	$9.77
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.05)	0.01	(0.03)	(0.01)	(0.01)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.70	2.06	1.17	1.82	(1.72)
Total from investment operations	2.65	2.07	1.14	1.81	(1.73)
LESS DIVIDENDS
Dividends from net investment income	(0.00)[3]	—	—	(0.00)[3]	—
Net asset value, end of period	$15.71	$13.06	$10.99	$9.85	$8.04
Total return[4]	20.34%	18.84%	11.57%	22.70%	(17.78)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,427	$1,873	$1,979	$2,070	$175
Ratio of expenses to average net assets	2.54%[5]	2.55%	2.60%	2.60%	2.44%[5]
Ratio of net investment income (loss) to average net assets	(0.73)%[5]	0.05%	(0.31)%	(0.09)%	(0.06)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.02%[5]	—	0.05%	0.09%	0.21%[5]
Portfolio turnover rate	25%	50%	91%	126%	150%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30,2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.01	$10.95	$9.81	$8.00	$9.77
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.06)	0.01	(0.02)	(0.04)	(0.04)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.70	2.05	1.16	1.85	(1.73)
Total from investment operations	2.64	2.06	1.14	1.81	(1.77)
LESS DIVIDENDS
Dividends from net investment income	(0.00)[3]	—	—	(0.00)[3]	—
Net asset value, end of period	$15.65	$13.01	$10.95	$9.81	$8.00
Total return[4]	20.35%	18.81%	11.62%	22.67%	(18.09)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,614	$1,626	$1,645	$591	$100
Ratio of expenses to average net assets	2.54%[5]	2.55%	2.60%	2.60%	2.53%[5]
Ratio of net investment income (loss) to average net assets	(0.73)%[5]	0.05%	(0.31)%	(0.43)%	(0.49)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.02%[5]	—	0.05%	0.09%	0.24%[5]
Portfolio turnover rate	25%	50%	91%	126%	150%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Notes to Financial Statements

April 30, 2006 (unaudited)

Note 1. Organization

Credit Suisse International Focus Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated in the State of Maryland on October 24, 1997.

The Fund is authorized to offer five classes of shares: Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, and (6) Credit Suisse or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjust

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

ments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2006, the Fund had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's security lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2006, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements were $1,258,526, of which $1,133,298 was rebated to borrowers (brokers). The Fund retained $88,246 in income from the cash collateral investment, and SSB, as lending agent, was paid $36,982. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

The Fund may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. Effective March 1, 2006 to February 28, 2007, Credit Suisse agreed to voluntarily waive part of its investment advisory fee from 1.00% to 0.95%. For the six months ended April 30, 2006, investment advisory fees earned and voluntarily waived were $1,266,392 and $21,950, respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at anytime.

Credit Suisse Asset Management Limited (U.K.) ("Credit Suisse U.K."), and Credit Suisse Asset Management Limited (Australia) ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Fund (the "Sub-Advisers"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2006, co-administrative services fees earned by CSAMSI were $126,639.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $86,088.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. Advisor Class shares may pay such fees at an annual rate not to exceed 0.75% of the Advisor Class' average daily net assets, and such fees are currently calculated at an annual rate of 0.50% of average daily net assets. For Class A shares the fees are calculated at an annual rate of 0.25% of the average daily net assets. For Class B and Class C shares of the Fund, the fees are calculated at an annual rate of 1.00% of the average daily net assets. Common Class shares do not bear distribution fees.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the six months ended April 30, 2006, the Fund reimbursed Credit Suisse $121,319 which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2006, CSAMSI and its affiliates advised the Fund that they retained $5,761 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2006, Merrill was paid $275 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2006 and during the six months ended April 30, 2006, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) were $62,047,058 and $79,836,340, respectively.

At April 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows; $261,739,183, $82,569,388, $(131,506) and $82,437,882, respectively.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 6. Capital Share Transactions

The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common class shares, two billion are classified as Advisor class shares, one billion are classified as Class A shares, one billion are classified as Class B shares and one billion are classified as Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Common Class
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	381,807	$5,597,527	777,388	$9,517,270
Shares issued in reinvestment of dividends	133,563	1,896,592	97,757	1,183,831
Shares redeemed	(1,314,722)	(18,996,231)	(4,673,136)	(57,396,751)
Net decrease	(799,352)	$(11,502,112)	(3,797,991)	$(46,695,650)
	Advisor Class
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	168,572	$2,449,891	242,520	$2,991,223
Shares issued in reinvestment of dividends	6,316	89,565	2,014	24,354
Shares redeemed	(164,055)	(2,287,226)	(764,221)	(9,298,732)
Net increase (decrease)	10,833	$252,230	(519,687)	$(6,283,155)
	Class A
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	105,371	$1,541,520	237,951	$2,906,025
Shares issued in reinvestment of dividends	8,028	114,403	4,067	49,417
Shares redeemed	(185,134)	(2,703,001)	(426,379)	(5,204,163)
Net decrease	(71,735)	$(1,047,078)	(184,361)	$(2,248,721)
	Class B
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	29,278	$421,600	16,675	$202,214
Shares issued in reinvestment of dividends	38	544	—	—
Shares redeemed	(18,223)	(256,178)	(53,329)	(638,339)
Net increase (decrease)	11,093	$165,966	(36,654)	$(436,125)

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 6. Capital Share Transactions

	Class C
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	11,081	$160,816	9,936	$118,492
Shares issued in reinvestment of dividends	5	71	—	—
Shares redeemed	(32,898)	(473,712)	(35,291)	(424,674)
Net decrease	(21,812)	$(312,825)	(25,355)	$(306,182)

Effective September 16, 2002, a redemption fee of 2% of the value of Common Class and Advisor Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

On April 30, 2006, the number of shareholders that held 5% or more of the outstanding shares for each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	2	41%
Advisor Class	1	98%
Class A	3	56%
Class B	1	29%
Class C	1	85%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse International Focus Fund

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement and Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, considered the following factors with respect to the International Focus Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"), Credit Suisse Asset Management Limited U.K. ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited Australia ("Credit Suisse Australia"). The Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders. The Board noted that the advisory fee rate was reduced to 0.95% after voluntary fee waivers and expense reimbursements ("Net Advisory Fee") and acknowledged that fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee, Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Fund utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily

Credit Suisse International Focus Fund

Board Approval of Advisory Agreements (unaudited) (continued)

responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Fund Performance

The Board received and considered the one-, two-, three-, four- and five-year performance of the Fund, along with comparisons, for all presented periods, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the data for the funds included in the Performance Group and the Performance Universe.

The Board reviewed information comparing the performance of various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Fund and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the

Credit Suisse International Focus Fund

Board Approval of Advisory Agreements (unaudited) (continued)

Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  The Contractual Advisory Fee was equal to the median for the Fund's Expense Group and its Net Advisory Fee was slightly below the median for the Expense Group. The Fund's Net Advisory Fee was considered reasonable.

•  The Fund's one-year performance was within a reasonable range below the median of the Performance Group and above the median of the Performance Universe, and was slightly superior to the index of comparable funds measured by Lipper. The Fund's two- and three-year performance was within a reasonable range (within one standard deviation) below the median of the Performance Universe. The Fund's four- and five-year performance was within a reasonable range (within approximately one

Credit Suisse International Focus Fund

Board Approval of Advisory Agreements (unaudited) (continued)

standard deviation) below the median of the Performance Universe. The Board had previously identified the need to address the Fund's performance. After discussion with the Board, Credit Suisse had agreed to a one-year voluntary fee reduction of five basis points.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers. The Board understood that Credit Suisse is addressing performance issues.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  The Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse International Focus Fund

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address,
e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 17, 2006.

Credit Suisse International Focus Fund

Proxy Voting and Portfolio Holdings Information

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INT-SAR-0406

Item 2.                          Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3.                          Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4.                          Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5.                          Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6.                          Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.                          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8.                          Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9.                          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10.                   Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11.                   Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                   Exhibits.

(a)(1)                         Not applicable.

(a)(2)                         The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                         Not applicable.

(b)                                      The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

/s/ Steven B. Plump
Name: Steven B. Plump
Title: Chief Executive Officer
Date: July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name: Steven B. Plump
Title: Chief Executive Officer
Date: July 5, 2006

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: July 5, 2006